UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2021

Cable One, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry into a Material Definitive Agreement.

On February 12, 2021, Cable One, Inc. (the “Company”) and Lighthouse Merger Sub LLC, an indirect wholly-owned subsidiary of the Company, entered into an Agreement and Plan of Merger, dated as of February 12, 2021 (the “Merger Agreement”), with Hargray Acquisition Holdings, LLC (“Hargray”), a Delaware limited liability company, and TPO-Hargray, LLC, as equityholders’ representative, pursuant to which the Company has agreed to acquire the equity interests in Hargray that it does not already own (the “transaction”).  The Company acquired an approximately 15% interest in Hargray (on a fully-diluted basis) on October 1, 2020, in exchange for contributing its system serving Anniston, Alabama and surrounding areas to Hargray.  Hargray is a leading facilities-based regional communications company providing advanced data, video, and voice services to residential and business customers in 14 markets across Alabama, Florida, Georgia, and South Carolina.

Under the terms of the Merger Agreement, the Company will pay a purchase price that implies a $2.2 billion total enterprise value for Hargray on a debt-free and cash-free basis, subject to customary post-closing adjustments.  The Company intends to finance the transaction with a combination of existing cash resources, revolving credit facility capacity, and proceeds from new indebtedness and/or equity capital.  The Company has received $900 million of definitive bridge loan commitments from JPMorgan Chase Bank, N.A. and Credit Suisse AG to finance a portion of the purchase price.  The closing of the transaction is subject to the receipt of certain regulatory approvals, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of consents or approvals from the Federal Communications Commission and certain state public service commissions, and other customary closing conditions.  The Company currently anticipates that the transaction will be completed during the second quarter of 2021.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement for the purpose of allocating contractual risk between those parties and do not establish such matters as facts.  Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of the Company, Hargray or any of their respective subsidiaries or affiliates.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions, and projections about the Company’s and Hargray’s industry, businesses, strategies, acquisitions and strategic investments, dividend policies, financial results and financial conditions as well as anticipated impacts from, and the Company’s and Hargray’s responses to, the COVID-19 pandemic. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future items, including future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s and Hargray’s actual results may vary materially from those expressed or implied in their forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or Hargray or on either’s behalf. Important factors that could cause the Company’s or Hargray’s actual results to differ materially from those in any forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, certain of which are discussed in the Company’s latest Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the period ended September 30, 2020 (the “Third Quarter 2020 Form 10-Q”) as filed with the Securities and Exchange Commission (the “SEC”):

●	uncertainties as to the timing of the transaction and the risk that the transaction may not be completed in a timely manner or at all;
●
the possibility that any or all of the conditions to the consummation of the transaction may not be satisfied or waived, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals);

●	uncertainties relating to the Company’s ability to obtain the necessary financing to complete the transaction;
●
the effect of the announcement or pendency of the transaction on the Company’s or Hargray’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners;

●	risks relating to diverting management’s attention from the Company’s or Hargray’s ongoing business operations;

●
following the completion of the transaction, the Company’s ability to integrate Hargray’s operations into its own as well as uncertainties as to the Company’s ability and the amount of time necessary to realize the expected synergies and other benefits of the transaction;

●	the duration and severity of the COVID-19 pandemic and its effects on the Company’s and Hargray’s businesses, financial conditions, results of operations and cash flows;
●	rising levels of competition from historical and new entrants in the Company’s markets;
●	recent and future changes in technology;
●	the Company’s ability to continue to grow its business services products;
●	increases in programming costs and retransmission fees;
●	the Company’s ability to obtain hardware, software and operational support from vendors;
●	risks relating to existing or future acquisitions and strategic investments by the Company;
●	risks that the Company’s rebranding may not produce the benefits expected;
●	damage to the Company’s reputation or brand image;
●	risks that the implementation of the Company’s new enterprise resource planning system disrupts business operations;
●	adverse economic conditions;
●	the integrity and security of the Company’s network and information systems;
●	the impact of possible security breaches and other disruptions, including cyber-attacks;
●	the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;
●	the Company’s ability to retain key employees;
●	legislative or regulatory efforts to impose network neutrality and other new requirements on the Company’s data services;
●	additional regulation of the Company’s video and voice services;
●	the Company’s ability to renew cable system franchises;
●	increases in pole attachment costs;
●	changes in local governmental franchising authority and broadcast carriage regulations;
●	the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;
●	the restrictions the terms of the Company’s indebtedness place on its business and corporate actions;
●	the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;
●	the Company’s ability to incur future indebtedness;
●	fluctuations in the Company’s stock price;
●	the Company’s ability to continue to pay dividends;
●	dilution from equity awards and potential stock issuances;
●	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes and the liabilities for directors; and
●
the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to its latest Annual Report on Form 10-K and the Third Quarter 2020 Form 10-Q as filed with the SEC.

Any forward-looking statements made by the Company or Hargray in this communication speak only as of the date on which they are made.  Each of the Company and Hargray is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 7.01          Regulation FD Disclosure.

On February 15, 2021, the Company issued a press release announcing the transaction. A copy of this press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01          Financial Statements and Exhibits.
Exhibit	Description

2.1
Agreement and Plan of Merger, dated as of February 12, 2021, by and among Cable One, Inc., Hargray Acquisition Holdings, LLC, Lighthouse Merger Sub LLC, and TPO-Hargray, LLC, in its capacity as the equityholders’ representative.

99.1	Press release issued by Cable One, Inc. on February 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: February 16, 2021